Exhibit 99.1

Hubbell Incorporated Announces Segment Leadership Transition

Shelton, CT, September 27, 2022 - Hubbell Incorporated (NYSE: HUBB) (“Hubbell” or the “Company”) today announced that Pete Lau has stepped down as President of Hubbell’s Electrical Solutions (“HES”) segment, effective September 30, 2022. His departure follows a mutual determination by the Company and Mr. Lau to transition HES to new leadership. Mr. Lau will be pursuing opportunities outside the Company following his departure.

Hubbell has initiated a search to identify the next leader for HES, and the Company expects to consider both internal and external candidates for the role. During this interim period, the leaders of the segment’s four strategic business units will report directly to Gerben Bakker, Hubbell’s Chairman, President and CEO.

“Hubbell Electrical Solutions is well-positioned for continued success and we are confident in the segment’s near- and long-term financial outlook, as well as its ability to continue delivering value for our customers through quality, reliability and service,” said Mr. Bakker. “Since unifying HES into one operating segment two years ago, we have established a strong foundation and an effective strategy. Importantly, we have a deep bench of talent, and we expect to build on recent momentum with a strong finish to 2022 while we conduct a search to identify the next leader.” “I want to thank Pete for his leadership and contributions to Hubbell over the last two years and wish him the best,” concluded Mr. Bakker.

About the Company

Hubbell Incorporated is a leading manufacturer of utility and electrical solutions enabling customers to operate critical infrastructure safely, reliably and efficiently. With 2021 revenues of $4.2 billion, Hubbell solutions empower and energize communities in front of and behind the meter. The corporate headquarters is located in Shelton, CT.

Forward-Looking Statements

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include expectations regarding the effectiveness of our strategy, HES being well-positioned for continued success, the near- and long-term financial outlook of the HES segment and building on our recent momentum with a strong finish to 2022. These statements may be identified by the use of forward-looking words or phrases such as “target”, “believe”, “continues”, “improved”, “leading”, “improving”, “continuing growth”, “continued”, “ranging”, “contributing”, “primarily”, “plan”, “expect”, “anticipated”, “expected”, “expectations”, “should result”, “uncertain”, “goals”, “projected”, “on track”, “likely”, “intend” and others. Such forward-looking statements are based on the Company’s current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: our ability to effectively execute our business plan in light of the COVID-19 pandemic and related supply chain issues; pension withdrawal liabilities; achieving sales levels to meet revenue expectations; unexpected costs or charges, which may be outside the Company’s control; the effects of actions taken by domestic and foreign governments, including changes in U.S. trade policies and tax laws; inflationary trends and price and material costs; failure to achieve projected levels of efficiencies and cost reduction measures; effects of unfavorable foreign currency exchange rates; regulatory issues, general economic and business conditions; the ability to complete and integrate strategic acquisitions; the ability to effectively develop and introduce new products, expand into new markets and deploy capital and other factors described in our Securities and Exchange Commission filings, including the “Business”, “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Forward-Looking Statements” and “Quantitative and Qualitative Disclosures about Market Risk” sections in the Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q.